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                                                                    EXHIBIT 99.1

[ProxyMed Logo]
                                                            COMPANY NEWS RELEASE

                              FOR IMMEDIATE RELEASE

Contact:
Judson E. Schmid
Chief Financial Officer
954-473-1001, Ext. 300
investorrelations@proxymed.com

            PROXYMED ACQUIRES KENCOM COMMUNICATIONS & SERVICES, INC.
        - STRENGTHENS PRESENCE AND MULTIPLE OFFERINGS FOR LAB INDUSTRY -

         FORT LAUDERDALE, FLORIDA. (Business Wire) May 7, 2002 - ProxyMed, Inc. (Nasdaq: PILL), a leading provider of physician healthcare transaction processing services, announced today that it has acquired KenCom Communications & Services, Inc., a privately-held provider of laboratory communications solutions, in a stock purchase transaction. Deborah Kennedy and Colleen Norton, owners of KenCom, will join ProxyMed's Lab Services team.

         KenCom, founded in 1987 and located in Moorestown, New Jersey, provides clinical results communication solutions for reference and hospital-based laboratories located throughout the United States. KenCom has become a trusted name in this market segment and is regarded as a consistent innovator. KenCom's operations will be integrated into ProxyMed's Laboratory Communications Solutions business unit, Key Communications Service, the nationwide leader in laboratory communication products and services.

With its acquisition of KenCom, ProxyMed will:

         o Contribute accretive results to its current operations through additional revenue opportunities and synergistic cost savings from the integration of KenCom's operations.

         o Expand its client base and the opportunity to cross-sell other ProxyMed services to KenCom's current customers. These services include Key's ServiceSolutionsSM and TurnKeySM programs, its ProxyLabTM lab ordering product, and ProxyMed's suite of lab-to-payer connectivity services.

         o Further penetrate the anatomical pathology laboratory market with both Key's and KenCom's innovative products.

         Nancy Ham, ProxyMed's President and Chief Operating Officer said, "I am pleased with the addition of KenCom and their management team to our lab business unit. This is a case where the two leading forces in lab connectivity solutions have complementary offerings and by joining forces can bring an even higher level of service to our combined customer base."


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         Laboratories use intelligent reporting devices to communicate clinical test results to their physician clients. This partnership strengthens the offerings that Key brings to its laboratory partners and offers many advantages to both Key's and KenCom's customer base:

         o        Key will now be able to offer its nationwide
                  ServiceSolutionsSM, TurnKeySM, and FleetWatchSM programs to KenCom's customer base for the deployment and ongoing management of remote communications equipment. Each of these programs reduces client downtime and enhances a lab's ability to manage its fleet of remote equipment efficiently.

         o Key's service presence in the Northeast will be bolstered by KenCom's operations, enabling Key to offer an even higher level of service to its customers in this region.

         o Key will immediately begin offering KenCom's industry-leading ECP (Enhanced Communication Processor) product to its customer base of over 550 clinical and hospital laboratories. The ECP is a highly flexible remote communications device that can adapt with each lab's needs over time.

         "We are delighted to be part of the ProxyMed and Key teams," said Deborah Kennedy and Colleen Norton of KenCom. "ProxyMed's financial strength and market momentum combined with our innovative product and service offerings will allow us to better serve our customers and continue to provide additional value-added solutions for their clinical communication needs."

ABOUT PROXYMED - WHERE HEALTHCARE CONNECTS(TM)

ProxyMed solves the business problems of physician offices every day by automating their financial, administrative and clinical transactions with healthcare institutions. To facilitate these services, ProxyMed operates ProxyNet(R), its secure, proprietary national electronic information network, which provides physicians and other healthcare providers with direct connectivity to one of the industry's largest list of payers, the largest list of chain and independent pharmacies and the largest list of clinical laboratories. ProxyMed exceeds customer expectations through our expertise, proven methodologies and dedication to service excellence.

Note: THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT REFLECT OUR CURRENT ASSUMPTIONS AND EXPECTATIONS REGARDING FUTURE EVENTS, INCLUDING WITHOUT LIMITATION THE STATEMENTS RELATING TO OUR EXPECTATION THAT THE ACQUISITION WILL BE ACCRETIVE TO OUR CURRENT OPERATIONS. WHILE THESE STATEMENTS REFLECT OUR CURRENT JUDGMENT, THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM PROJECTED RESULTS DUE TO A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO THE SOUNDNESS OF OUR BUSINESS STRATEGIES RELATIVE TO THE PERCEIVED MARKET OPPORTUNITIES; OUR ABILITY TO IDENTIFY SUITABLE ACQUISITION CANDIDATES; OUR ABILITY TO INTEGRATE THE OPERATIONS OF KENCOM INTO OUR EXISTING OPERATIONS AND OUR ABILITY TO SUCCESSFULLY INTEGRATE ANY FUTURE ACQUISITIONS; OUR ABILITY TO SUCCESSFULLY DEVELOP, MARKET, SELL, CROSS-SELL, INSTALL AND UPGRADE OUR CLINICAL AND FINANCIAL TRANSACTION SERVICES AND APPLICATIONS TO CURRENT AND NEW PHYSICIANS, PAYERS, MEDICAL LABORATORIES AND PHARMACIES; OUR ABILITY TO COMPETE EFFECTIVELY ON PRICE AND SUPPORT SERVICES; OUR ASSESSMENT OF THE HEALTHCARE INDUSTRY'S NEED, DESIRE AND ABILITY TO BECOME TECHNOLOGY EFFICIENT; OUR ABILITY TO IDENTIFY SUITABLE ACQUISITION CANDIDATES; AND OUR ABILITY AND THAT OF OUR BUSINESS ASSOCIATES TO COMPLY WITH VARIOUS GOVERNMENT RULES REGARDING HEALTHCARE AND PATIENT PRIVACY. THESE AND OTHER RISK FACTORS ARE MORE FULLY DISCUSSED IN THE RISK FACTORS DISCLOSURE IN OUR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND OUR OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH WE STRONGLY URGE YOU TO READ. WE EXPRESSLY DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. WHEN USED, THE WORDS "BELIEVES," "ESTIMATED," "EXPECTS," "ANTICIPATES," "MAY" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS.

MORE INFORMATION ON PROXYMED IS AVAILABLE ON ITS HOME PAGE AT http://www.proxymed.com.